EXHIBIT 32.1
                                                                    ------------

                            CERTIFICATION PURSUANT TO
                            18 U. S. C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Global Matrechs, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Sheppard, Chief Executive Officer and acting Chief Financial Officer of the Company, certify, to my best knowledge and belief, pursuant to 18 U.S.C.ss. 1350, adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                       /s/ Michael Sheppard
                                       -----------------------------------------
                                       Michael Sheppard
                                       Chief Executive Officer and acting Chief
                                       Financial Officer

         Dated: May 11, 2005

         A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.